UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

SORRENTO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36150	33-0344842
(State or other jurisdiction of	(Commission	IRS Employer
incorporation or organization)	File Number)	Identification No.)

9380 Judicial Drive

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 210-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 16, 2016, Sorrento Therapeutics, Inc. announced that its partner, Mabtech Ltd., has successfully completed a combined Phase 2 & 3 clinical study in China for STI-004, a biosimilar antibody for Omalizumab (Xolair®). STI-004 met its primary endpoint in a multicenter, randomized, double-blind, placebo-controlled clinical trial. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated May 16, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2016

SORRENTO THERAPEUTICS, INC.

By:	/s/ Henry Ji
	Name:	Henry Ji
	Title:	President and Chief Executive Officer